Certain confidential information contained in this document, marked by brackets and asterisk, has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K, because the Company customarily and actually treats such information as private or confidential and the omitted information is not material.

Exhibit 10.20

Google Cloud Platform Order Form

Date	22-Jun-2021	Customer	Planet Labs Inc.

Customer Details		Customer Billing Details	Google Customer ID	[*****]
Ryan Clevenger		Ryan Clevenger	Sales Rep	[*****]
645 Harrison Street 4th Floor		645 Harrison Street 4th Floor
San Francisco, CA 94107		San Francisco, CA 94107
United States		United States
[*****]		[*****]
[*****]		[*****]	Google Reference No.	[*****]
Tax Exempt (If ticked, provide certificate)	☐		VAT/GST/Tax Number (if appl.)

Billing Account Administrator Details

(Contact will become the initial billing account administrator who can manage other user roles on the billing account in the Admin Console.)

Ryan Clevenger	[*****]

Service		Quantity	Cost (per month)	Service Start Date	Order Term (months)	Billing Currency
SUPP0RT-GCP-BASE-PREM-REG1 GCP Premium Support	Upgrade	1	[*****]	August 1,2021	36	USD
SUPPORT-GCP-PREM-VAR GCP Premium Support (Variable fee)	Upgrade	1	[*****]	August 1,2021	36	USD
SUPPORT-GCP-ADD-COVERAGE-INCLUDED GCP Premium Support Additional Coverage	Upgrade	3	[*****]	August 1,2021	36	USD

Additional Terms:

GCP Premium Support. From the GCP Premium Support service start date, GCP Premium Support replaces any other active subscription(s) for Enterprise Support or Platinum Support. At the end of the GCP Premium Support Order Term, GCP Premium Support will automatically renew on a month-to-month basis, until either party provides the other party with at least 30 days prior notice of non-renewal. The GCP Premium Support (Variable fee) is invoiced in arrears and calculated as [*****] of GCP net spend during the invoice period. [*****]

Invoice Issuance. Google will send Customer a monthly invoice for Fees accrued during the previous month unless otherwise described at the URL designating the Fees for an applicable SKU.

Order Form Term. This Order Form is effective on the date of last signature below (“Order Form Effective Date”) and will continue for the Order Term, subject to earlier termination in accordance with the Agreement.

Signature. By signing this Order Form, each party represents and warrants that it has full power and authority to enter into the Order Form.

This Order Form is entered into by Google LLC (“Google”) and Planet Labs Inc. (“Customer”) and incorporates the terms of the Google Cloud Platform License Agreement dated December 15, 2016 entered into between Google or any of its Affiliates and Customer (such agreement, the “Agreement”). Terms defined in the Agreement apply to this Order Form.

PO # (if required)

Google	Google LLC		Customer	Planet Labs Inc.

Signature	/s/ Philipp Schindler	2021.06.28 15:18:50 -07'00'	Signature	/s/ Ashley Johnson
Print Name	Philipp Schindler		Print Name	Ashley Johnson
Title	Authorized Signatory		Title	CFO/COO
Date			Date	06/28/2021

[*****]

[*****]

Planet Labs Inc. - Pricing Reference ID: [*****]

CONFIDENTIAL ~ [*****]

Amendment No. 2 to Google Cloud Platform Addendum

This Amendment (“Amendment”) is between Google LLC (“Google”) and the Customer in the signature block below (“Customer”) and amends the Google Cloud Platform License Agreement previously entered into by the parties with an effective date on December 15, 2016 (as amended, the “Agreement”). Such Agreement includes the Google Cloud Platform Addendum entered into by the parties with an effective date on February 13, 2020 (as amended, the “Addendum”). Capitalized terms used but not defined in this Amendment have the meaning given to them in the Agreement. This Amendment will be effective from the date countersigned by the last party (“Amendment 2 Effective Date”).

The parties agree as follows:

1.	Additional Definition. The following new subsection O is added to Addendum Section 1 (Definitions):

O.	“Amendment 2 Implementation Date” means August 1,2021.

2.	Discount Period. As of the Amendment 2 Implementation Date, the definition of “Discount Period” in subsection J of Addendum Section 1 (Definitions) is replaced in its entirety with the following:

J.

“Discount Period” means the period starting on the Amendment 2 Implementation Date and continuing for 78 months during which Customer will receive the discounts provided under this Addendum, subject to the terms of this Addendum and the Agreement.

3.

Commitments. As of the Amendment 2 Implementation Date, Addendum definitions “Commitment Period 1” through “Commitment Period 7” (subsections B-H of Addendum Section 1 (Definitions)) are deleted in their entirety, and the following table replaces those definitions as well as subsections B-H in Addendum Section 3 (Commitments):

Commitment Period	Commitment Period Duration	Minimum Commitment
[*****]	[*****]	[*****] USD

[*****]	[*****]	[*****] USD

[*****]	[*****]	[*****]

[*****]	[*****]	[*****]

[*****]	[*****]	[*****]

[*****]	[*****]	[*****]

[*****]	[*****]	[*****] USD

4.	Additional Service Credits. [*****]

C.	[*****]

[*****]

[*****]

5.	Updated Flat Rate Discount [*****] [*****]

B.	[*****]

[*****]

[*****]

6.	New Discounts. [*****]

L.	[*****]

[*****]

[*****]

[*****]

M.	[*****]

[*****]

[*****]

7.	[*****]

8.

No Sustained Use Discounts. Given the discounts provided in this Amendment, Sustained Use Discounts will not apply to any of Customer’s use of Google Cloud Services from the Amendment 2 Implementation Date through the remainder of the Discount Period.

9.

Additional Discount Terms. Unless explicitly stated otherwise, (i) if more than one discount applies to the same SKU, only the greater discount will apply, and (ii) percentage discounts are in addition to any applicable Committed Use Discount.

[*****]

11.

Miscellaneous. All other terms and conditions of the Agreement (including the Addendum) remain unchanged and in full force and effect. If the Agreement (including the Addendum) and the Amendment conflict, the Amendment will govern. This Amendment is subject to the Governing Law section in the Agreement.

Amendment is subject to the Governing Law section in the Agreement.

Signed by the parties’ authorized representatives.

GOOGLE			CUSTOMER: Planet Labs Inc.

By:	/s/ Philipp Schindler	2021.06.28	By:	/s/ Ashley Johnson
Name:	Philipp Schindler	15:19:05-07’00’	Name:	Ashley Johnson
Title:	Authorized Signatory		Title:	CFO/COO
Date:			Date:	06/28/2021

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]